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                                                                    EXHIBIT 21.1

===============================================================================================================================
                                                 DATE OF        STATE
               SUBSIDIARY NAME                INCORPORATION  INCORPORATED                   BUSINESS PURPOSE
===============================================================================================================================
SUBSIDIARIES OF BANKATLANTIC BANCORP, INC.
===============================================================================================================================
BankAtlantic                                      2/1952          US        A federal savings bank which provides traditional
                                                                            retail and commercial banking service.
ATM Services, LLC                                 5/1991        Florida     Inactive
BBC Capital Trust II                             10/2001       Delaware     A statutory business trust
BBC Capital Statutory Trust III                   5/2002      Connecticut   A statutory business trust
BBC Captial Statutory Trust IV                    9/2002      Connecticut   A statutory business trust
BBC Captial Trust V                               9/2003      Connecticut   A statutory business trust
BBC Captial Trust VI                             11/2002       Delaware     A statutory business trust
BBC Capital Statutory Trust VII                  12/2002      Connecticut   A statutory business trust
BBC Capital Trust VIII                           12/2002       Delaware     A statutory business trust
BBC Capital Trust IX                             12/2002       Delaware     A statutory business trust
BBC Capital Statutory Trust X                     2/2003      Connecticut   A statutory business trust
BBC Capital Trust XI                              3/2003       Delaware     A statutory business trust
BBC Capital Trust XII                             3/2003       Delaware     A statutory business trust
BankAtlantic Bancorp Partners, Inc.               3/1998        Florida     Inactive
TSC Holding, LLC                                 11/1995        Florida     Invests in tax certificates
RB Holdings, Inc.                                 5/2003      New Jersey    Holding Company
===============================================================================================================================
SUBSIDIARIES OF RB HOLDINGS, INC
===============================================================================================================================
Ryan, Beck & Co., Inc.                            1/1995      New Jersey    Investment Bankers
Ryan, Beck Management Co., Inc.                   7/2003       Delaware     Provides office facilities and administrative
                                                                            functions to broker dealer
===============================================================================================================================
SUBSIDIARIES OF RYAN BECK & CO., INC.
===============================================================================================================================
Ryan Beck Asset Sales, Inc.                      11/1988      New Jersey    Inactive
Ryan Beck Financial Corp.                         3/1983      New Jersey    Broker/dealer
Ryan Beck Planning and Insurance Agency Inc.      7/1988      New Jersey    Insurance Services
Ryan, Beck Life Agency, Inc.                      5/1982       New York     Insurance
Gruntal Insurance Agency, L.L.C.                  3/1997     Massachusetts  Insurance
===============================================================================================================================
SUBSIDIARIES OF BANKATLANTIC
===============================================================================================================================
Banc Servicing Center, LLC                        9/1995        Florida     Inactive
BankAtlantic Factors, LLC                         1/1997        Florida     Inactive
BA Financial Services, LLC                       12/2001        Florida     Insurance and alternative investments.
BA Holdings Inc.                                  5/2001      New Jersey    Manages R.E.I.T.
BAH Corp.                                        12/2003       Delaware     Holding Company
BankAtlantic Leasing Inc.                         8/1989        Florida     Inactive
BankAtlantic Mortgage, LLC                        5/1991        Florida     Inactive
BA Title Insurance Agency, Inc.                   2/1971        Florida     Title Agent
Fidelity Service, LLC                            10/1970        Florida     Inactive
Fidelity Tax, LLC                                 3/2000        Florida     Invests in tax Certificates
Hammock Homes, LLC                               10/1990        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
FT Properties, LLC                                2/1991        Florida     Takes title, manages, and disposes of property
                                                                            acquired through tax certificate activities.
Heartwood 11, LLC                                 5/1991        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 13, LLC                                 5/1991        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 14, LLC                                 5/1991        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 16, LLC                                 6/1992        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.

                                                                    EXHIBIT 21.1

===============================================================================================================================
                                                 DATE OF        STATE
               SUBSIDIARY NAME                INCORPORATION  INCORPORATED                   BUSINESS PURPOSE
===============================================================================================================================
Heartwood 18, LLC                                 6/1992        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 19, LLC                                 6/1992        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 2, LLC                                  2/1991        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 20, LLC                                 6/1992        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 21, LLC                                 2/1991        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 3, LLC                                  2/1991        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 4, LLC                                  2/1991        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 7, LLC                                  5/1991        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 87, LLC                                 3/1987        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 88, LLC                                 5/1988        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 90, LLC                                11/1990        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 91, LLC                                 1/1991        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 91-1, LLC                               2/1986        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 91-2, LLC                               7/1987        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 91-3, LLC                              12/1985        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Heartwood 91-4, LLC                               1/1986        Florida     Takes title, manages, and disposes of
                                                                            BankAtlantic's foreclosures.
Sunrise Atlantic, LLC                             1/1990        Florida     Invests in Tax Certificates
Palm River Development Co., Inc.                  7/1999        Florida     Invests in a real estate joint venture
River Club of Vero Beach, LLC                     5/2001        Florida     Real estate developer
Professional Valuation Services, LLC             10/1987        Florida     Inactive
Heartwood Holdings, Inc.                          7/1988        Florida     Real estate investment trust.
Leasing Technology, Inc.                          2/1998        Florida     Lease financing of vehicles and equipment.
===============================================================================================================================
SUBSIDIARIES OF LEASING TECHNOLOGY INC.
===============================================================================================================================
LTI Aviation Finance Corp.                       11/1991        Florida     Financing of aviation vehicles
LTI Vehicle Finance Corp.                        12/1997        Florida     Financing of motor vehicles
LTI Vehicle Leasing Corp.                         5/1987        Florida     Leasing of motor vehicles
===============================================================================================================================

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